Exhibit 99.2

Third Quarter 2014 Earnings Conference Call — November 6, 2014

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, November 6, 2014. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-14 of the 2013 Form 10-K filed on February 28, 2014, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

A strong third quarter 2014, resulting from: 3.8 percent YOY Hawaii container volume growth Timing of fuel surcharge recoveries Higher freight yields in major trades Improved lift volume and productivity at SSAT Continuing YOY improvement in Logistics 4Q 2014 operating income expected to exceed 4Q 2013 level Molasses update Pled guilty to two misdemeanor violations and agreed to pay $1 million Civil EPA and State investigations ongoing Opening Remarks

EBITDA, EPS – 3Q 2014 3Q14 Net Income of $21.5 million versus 3Q13 Net Income of $17.2 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

EBITDA, EPS – YTD 2014 YTD 2014 Net Income of $43.0 million versus YTD 2013 Net Income of $46.4 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service Third Quarter Performance Market growth continued Container volume up 3.8 percent Higher freight rates Automobile volume down 20.8 percent due to select customer losses Outlook for 4Q 2014 Expect growth in the Hawaii trade to continue, with Matson’s Hawaii volume to modestly exceed 4Q 2013 levels Core 9-ship fleet deployment expected

Hawaii Economic Indicators Indicator (% Change YOY) 2013 2014F 2015F 2016F Real Gross Domestic Product 1.9 2.9 3.5 2.7 Visitor Arrivals 1.7 1.2 1.9 1.0 Construction Jobs 5.6 0.9 5.9 6.0 Residential Building Permits 16.5 7.8 27.5 22.2 Non-Residential Building Permits (10.7) 23.9 9.6 5.8 Sources: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, October 24, 2014, http://www.uhero.hawaii.edu Construction activity key to Hawaii volume growth Forecast shifted out Kakaako and surrounding area projects – 15 projects with a combined total of ~5,400 units under construction, permitted, in permitting or recently completed Continued progress on Honolulu Rail Transit Project

Guam Service Outlook for 4Q 2014 Modest volume improvement expected, assuming no new competitor enters market Third Quarter Performance Slight increase in volume Steady ongoing economic activity

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Third Quarter Performance Volume declined due to one fewer sailing in the quarter compared to last year Sizable premium to market rates Continued strong demand for expedited services Outlook for 4Q 2014 Market overcapacity expected to continue Matson expects to maintain high utilization levels and achieve higher average freight rates than 4Q13

SSAT Joint Venture Third Quarter Performance Improved lift volume throughout operations Productivity improvements at Oakland terminal Outlook for 4Q 2014 Modest profit expected Incremental volume gains

Matson Logistics Third Quarter Performance Highway volume and yield growth Warehouse operating improvements Lower intermodal yield Source: Association of American Railroads Outlook for 4Q 2014 Improvement in volume Continued expense control and improvements in warehouse operations Source: Transport Intermediaries Association

3Q2014 Operating Income SSAT had a $3.1 million contribution in 3Q14 compared to a $2.4 million loss in 3Q13 3Q13 3Q14 Change Revenue $310.1 $329.5 $19.4 Operating Income $25.5 $42.6 $17.1 Oper. Income Margin 8.2% 12.9% 3Q13 3Q14 Change Revenue $104.9 $112.3 $7.4 Operating Income $1.7 $2.4 $0.7 Oper. Income Margin 1.6% 2.1% 3Q14 Consolidated Operating Income of $45.0 million versus $27.2 million in 3Q13

YTD 2014 Operating Income SSAT had a $5.4 million contribution YTD 2014 compared to a $3.0 million loss YTD 2013 YTD13 YTD14 Change Revenue $920.0 $945.2 $25.2 Operating Income $78.3 $84.8 $6.5 Oper. Income Margin 8.5% 9.0% YTD13 YTD14 Change Revenue $306.3 $325.5 $19.2 Operating Income $4.1 $5.8 $1.7 Oper. Income Margin 1.3% 1.8% YTD 2014 Consolidated Operating Income of $90.6 million versus $82.4 million YTD 2013

Condensed Statement of Income Key Items Total Revenue increased 6.5% Operating costs increased 2.9% Effective tax rate of 47% LTM EBITDA of $177.9 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics (in $ millions) 3Q14 3Q13 Operating Revenue Ocean transportation $329.5 $310.1 Logistics 112.3 104.9 Total operating revenue 441.8 415.0 Costs and Expenses Operating costs 363.8 353.6 Selling, general and administrative 36.1 31.8 Equity in (income) loss from terminal joint venture (3.1) 2.4 Total operating costs and expenses 396.8 387.8 Operating Income 45.0 27.2 Interest expense (4.4) (3.6) Income tax expense (19.1) (6.4) Net Income $21.5 $17.2 Diluted Earnings Per Share ($/share) $0.50 $0.40

Condensed Balance Sheet Assets (in $ millions) 9/30/14 12/31/13 Cash and cash equivalents $ 230.9 $ 114.5 Other current assets 233.8 234.4 Total current assets 464.7 348.9 Investment in terminal joint venture 63.2 57.6 Property and equipment, net 706.3 735.4 Other assets 126.6 106.4 Total assets $1,360.8 $1,248.3 Liabilities & Shareholders’ Equity (in $ millions) 9/30/14 12/31/13 Current portion of long-term debt $ 17.1 $ 12.5 Other current liabilities 187.7 188.1 Total current liabilities 204.8 200.6 Long term debt 360.4 273.6 Deferred income taxes 324.1 326.1 Other liabilities 104.6 109.8 Total long term liabilities 781.9 709.5 Shareholders’ equity 366.9 338.2 Total liabilities and shareholders’ equity $1,360.8 $1,248.3 Liquidity and Debt Levels Cash increased $116.4 million YTD Total debt of $377.5 million Net Debt/ LTM EBITDA ratio of 0.8x Issued $100 million senior unsecured 30-year notes on January 28, 2014 $65.5 million contribution to CCF in 3Q14 ($27.5 million Cash, $38.0 million Receivables) See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash * LTM = Last Twelve Months as of September 30, 2014; Does not include $100 million financing in January 2014 or $8.1 million in Other sources of Cash

Outlook excludes any future impact of the molasses incident, which is unknown, and is being provided relative to 2013 operating income excluding the $9.95 million Litigation Charge taken in 4Q13 Ocean Transportation operating income for 4Q 2014 expected to increase from 4Q 2013 level of $26.0 million: Modest increase in Hawaii volume Modest improvement in Guam volume Improved volume and rates in China Core 9-ship fleet deployment Modest profit at SSAT Logistics operating income expected to be slightly higher than 4Q 2013 level of $1.9 million: Continued volume growth Continued expense control and improvements in warehouse operations Fourth Quarter 2014 Outlook

Summary Remarks Continued confidence about Hawaii growth prospects as the containerized demand portion of the construction cycle begins to materialize Guam economic activity steady Unique, expedited CLX service running at full capacity with strong demand Logistics and SSAT businesses improving Strong balance sheet and cash flow generation positions Company well to fund fleet renewal program, pursue attractive investment opportunities and return capital to shareholders

Addendum Long Beach Container Terminal

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), Return on Invested Capital (“ROIC”), Free Cash Flow per Share, and Net Debt/EBITDA. The Company calculates EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, this calculation of EBITDA is not identical to EBITDA used by our lenders to determine financial covenant compliance.

GAAP to Non-GAAP Reconciliation (Net Debt and EBITDA) (in $ millions) Third Quarter LTM 2014 2013 Change Net Income 21.5 17.2 4.3 50.3 Add: Income tax expense 19.1 6.4 12.7 41.7 Add: Interest expense 4.4 3.6 0.8 16.5 Add: Depreciation & amortization 17.2 16.9 0.3 69.4 EBITDA $62.2 $44.1 $18.1 $177.9 As of September 30, 2014 (in $ millions) Total Debt $377.5 Subtract: Cash and cash equivalents (230.9) Net Debt $146.6